Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO LOAN AGREEMENT

SECOND AMENDMENT to LOAN AGREEMENT (this “Agreement”), dated as of April 11, 2021, among EXELA RECEIVABLES 3, LLC, a Delaware limited liability company (the “Borrower”), EXELA TECHNOLOGIES, INC., a Delaware corporation (“Initial Servicer), EXELA RECEIVABLES 3 HOLDCO, LLC, a Delaware limited liability company (“Pledgor”), the lenders from time to time party to the Loan Agreement referred to below (each a “Lender” and, collectively, the “Lenders”) and ALTER DOMUS (US) LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), under the Loan Agreement referred to below.

The Borrower, the Initial Servicer, the Lenders and the Administrative Agent are parties to the Loan and Security Agreement dated as of December 10, 2020 (as amended by the First Amendment to Loan Agreement dated as of January 11, 2021, and as further amended, restated, modified and otherwise supplemented and in effect from time to time prior to the date hereof, the “Loan Agreement”).

The Borrower, the Initial Servicer, the Lenders party hereto constituting all Lenders and the Administrative Agent desire to amend the Loan Agreement on the terms set forth herein, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Loan Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Transaction Document for all purposes of the Loan Agreement and the other Transaction Documents.

Section 2. Amendments. Effective as of the date on which the conditions set forth in Section 4 are satisfied (the “Second Amendment Effective Date”), the Loan Agreement shall be amended as follows:

(a)	Section 1.01(a) of the Loan Agreement shall be amended by:

(i)           clause (l) of the definition of “Eligible Receivables” shall be amended and restated in its entirety as follows:

“(l)         any Pool Receivable the Obligor of which is a Governmental Authority associated with a state of the United States or the United States where the Borrower has not (x) made filings under the Federal Assignment of Claims Act (or any other similar state and local Applicable Law) with respect to the Receivables of such Obligor in form and substance reasonably acceptable to the Lender Representative prior to the two (2) month anniversary of the Funding Date (with respect to existing Obligors on the Closing Date) or on the date such Obligor is to become an Obligor hereunder in the case of any Obligors added after the Closing Date and (y) received back any required acknowledgements or acceptances with respect to the same in form and substance reasonably acceptable to the Lender Representative prior to the five (5) month anniversary of the Funding Date (with respect to existing Obligors on the Closing Date) or four (4) month anniversary of the date such Obligor is to become an Obligor hereunder in the case of any Obligors added after the Closing Date; provided, that upon confirmation by the Lender Representative that the Borrower has satisfied the requirements contained in sub-clause (x) above with respect to all applicable Obligors the five (5) month anniversary referenced in sub-clause (y) above shall automatically be extended to the six (6) month anniversary of the Funding Date;”; and

(ii)          inserting the following defined term in the appropriate alphabetical location:

“Inventory/IP Commitment Termination Date” means the earliest to occur of (a) September 30, 2021, (b) the date the Term Commitments are permanently reduced to zero pursuant to Section 2.01(a) and (c) the Term Final Maturity Date.

(b)           Section 2.01 of the Loan Agreement shall be amended and restated in its entirety as follows:

“SECTION 2.01. Loan Facility.

(a) On the Funding Date, the Term Lenders made a Term Loan in an aggregate amount equal to $91,947,267. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make Term Loans to the Borrower on the Inventory/IP Contribution Date, in an amount not exceeding the amount of such Term Lender’s remaining Term Commitment, if any. The Term Lenders’ Term Commitment shall terminate and the Term Lenders shall have no further commitment to fund any Term Loans after the Funding Date upon the earlier of (x) the funding of the remaining Term Commitment on the Inventory/IP Contribution Date and (y) the Inventory/IP Commitment Termination Date. The aggregate amount of the remaining Term Commitments as of April 11, 2021 is $53,052,733. Any amount borrowed under this Section 2.01(a) and subsequently repaid or prepaid may not be reborrowed.

(b) The Borrower may from time to time by notice to the Lender Representative and the Administrative Agent, request an incremental term facility from the existing Lenders (or such other lender entities determined by the Lender Representative) which such Lenders may elect to provide or decline to provide in their sole discretion; provided that at the time when any incremental loan is made (and after giving effect thereto), no Amortization Event, Event of Default or Borrowing Base Deficit shall exist. The incremental term facility shall be provided solely by the applicable Lender (or such other entities as may be determined by the Lender Representative) in its sole discretion and shall be in an aggregate principal amount that is not more than the aggregate principal amount of Term Loans repaid from time to time (other than prepayments in connection with the exercise of the IP Option). The terms of the incremental term facility shall be consistent with the terms of the Term Loans or shall otherwise be satisfactory to the Lender Representative and the Administrative Agent. The incremental term facility shall be documented under this Agreement pursuant to an amendment to this agreement executed by the Borrower, the Lender Representative, the lender entities providing such incremental term facility and the Administrative Agent.”; and

(c)           Section 6.02 of the Loan Agreement shall be amended as follows:

(i)         (x) the “.” at the end of clause (d)(iii) thereof shall be deleted and replaced with “; and” and (y) a new clause (e) shall be inserted at the end thereof:

“(e) On the date of the Credit Extension, no challenge to, nor adverse claim by any Person (other than any holder of the Existing Specified Secured Debt in its individual capacity provided that the Confirmation of Release has been validly executed and delivered by the collateral agent to the Existing Specified Secured Debt Security Agreement) against (i) the Conveyance (as defined in the Purchase and Sale Agreements) of any Receivable, Inventory or Intellectual Property that constitutes Collateral to the Pledgor and/or the Borrower, (ii) the Liens (including the first priority nature thereof) granted on any Collateral hereunder (and the Purchase and Sale Agreements, if applicable) or (iii) the transactions contemplated by this Agreement and the other Transaction Documents shall, in each case exist or be continuing.”; and

(ii) The two final paragraphs at the end of Section 6.02 shall be deleted and the following paragraph shall be inserted in lieu thereof:

“Notwithstanding anything to the contrary contained herein, the Inventory/IP Contribution Date shall occur no later than Inventory/IP Commitment Termination Date (or such later date as the Lenders may agree in writing in their sole discretion) and if the Inventory/IP Contribution Date shall not have occurred by such date, the Borrower shall have no right to fund any Inventory or Intellectual Property under this Agreement after such date.”.

Section 3. Representations and Warranties. Each of the Borrower, Pledgor and the Initial Servicer represents and warrants to Administrative Agent and the Lenders that, (a) the representations and warranties set forth in Article VII of the Loan Agreement (other than the Excepted Representations) and in each of the other Transaction Documents (other than the Excepted Representations), are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in such Article VII to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Loan Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made), (b) except as provided in the Limited Waiver, no Initial Servicer Replacement Event, Amortization Event, Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof and (c) none of Borrower, the Pledgor, the Initial Servicer or the Existing SPV Entities has amended any of its organizational documents since the date of the Loan Agreement. As used herein, “Excepted Representations” means representations and warranties that have been identified by counsel of the Borrower pursuant to the Limited Waiver, dated April 9, 2021 (as may be extended from time to time, the “Limited Waiver”), among the Borrower, the Administrative Agent and the Lender Representative.

Section 4. Conditions Precedent. The amendments set forth in Section 2 of this Agreement shall become effective upon satisfaction of the following conditions:

(a)           Execution. The Administrative Agent shall have received counterparts of (i) this Agreement executed by the Borrower, Initial Servicer and Lenders party to the Loan Agreement and (ii) that Second Amendment Fee Letter dated as of the date hereof between the Lenders and the Borrower;

(b)            No Default. Except as provided in the Limited Waiver, no Initial Servicer Replacement Event, Amortization Event, Event of Default or Unmatured Event of Default has occurred and is continuing;

(c)            Representations. Borrower’s, Pledgor’s and Initial Servicer’s representations and warranties set forth herein and in each of the applicable Transaction Documents (other than the Excepted Representations) shall be true and correct in all material respects on and as of the Second Amendment Effective Date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; and

(d)            Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower dated as of the Second Amendment Effective Date, certifying that the conditions set forth in Section 4(b) and (c) hereof have been satisfied.

(e)            Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements due and payable under the Transaction Documents on or prior to the date hereof, including all reasonable and documented out-of-pocket fees, charges and disbursements of Administrative Agent, Holland & Knight, counsel to the Administrative Agent, and Milbank LLP, counsel to the Lenders.

Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Loan Agreement or any other Transaction Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof.

Section 6. Confirmation. Each of Borrower, Initial Servicer and Pledgor (a) confirms its obligations under the Loan Agreement as amended hereby and the other Transaction Documents, (b) confirms that its obligations under the Loan Agreement as modified hereby and the other Transaction Document are entitled to the benefits of the grant set forth in the Loan Agreement and the pledge set forth in the Pledge and Guaranty Agreement, (c) confirms that the Borrower’s obligations under the Loan Agreement as modified hereby constitute “Borrower Obligations” (as defined in the Loan Agreement), (d) confirms that its obligations under the Loan Agreement as modified hereby and the other Transaction Document are entitled to the guarantees set forth in the Performance Guaranty, (e) confirms that its obligations under the Transaction Documents constitute “Guaranteed Obligations” (under and as defined in the Performance Guaranty) and (f) agrees that the Loan Agreement as modified hereby is the Loan Agreement under and for all purposes of the Transaction Documents. Each party, by its execution of this Agreement, hereby confirms that (i) the Borrower Obligations shall remain in full force and effect, and the Borrower Obligations shall continue to be entitled to the benefits of the grant by the Borrower set forth in the Loan Agreement and by Pledgor set forth in the Pledge and Guaranty Agreement and (ii) that the Guaranteed Obligations (as defined in the Performance Guaranty) shall remain in full force and effect, and the Guaranteed Obligations shall continue to be entitled to the benefits of the guarantees set forth in the Performance Guaranty.

Section 7. Miscellaneous.

(a)           This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Transaction Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or Administrative Agent may now have or may in the future have under any of the Transaction Documents. Except as herein provided, the Loan Agreement and the other Transaction Documents shall remain unchanged and in full force and effect. This Agreement, the Loan Agreement and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. From and after the Second Amendment Effective Date, this Agreement shall be a Transaction Document under the Credit Agreement.

(b)          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(c)            Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER

EXELA RECEIVABLES 3, LLC

By:	/s/ Shrikant Sortur
Name:	Shrikant Sortur
Title:	Chief Financial Officer

INITIAL SERVICER

EXELA TECHNOLOGIES, INC

By:	/s/ Shrikant Sortur
Name:	Shrikant Sortur
Title:	Chief Financial Officer

PLEDGOR

EXELA RECEIVABLES 3 HOLDCO, LLC

By:	/s/ Shrikant Sortur
Name:	Shrikant Sortur
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

ALTER DOMUS (US) LLC,
as Administrative Agent

By:	/s/ Jon Kirschmeier
Name:	Jon Kirschmeier
Title:	Associate Counsel

LENDERS

AG CREDIT SOLUTIONS NON-ECI MASTER FUND, LP, as a Lender By: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	Authorized Signatory

AG CAPITAL SOLUTIONS SMA ONE, L.P., as a Lender By: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	Authorized Signatory

AG CATALOOCHEE, L.P., as a Lender By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	Authorized Signatory

AG CENTRE STREET PARTNERSHIP, L.P., as a Lender By: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	Authorized Signatory